CONCENTRATIONS	3 Months Ended
Mar. 31, 2018
Risks and Uncertainties [Abstract]
CONCENTRATIONS

NOTE 8 – CONCENTRATIONS

Concentrations of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable and cash deposits.

The Company places its cash in banks at levels that, at times, may exceed federally insured limits. There were no balances in excess of FDIC insured levels as of March 31, 2018 and December 31, 2017. The Company has not experienced any losses in such accounts through March 31, 2018.

Geographic concentrations of sales

For the three months ended March 31, 2018 and 2017, all sales were in the United States. No other geographical area accounting for more than 10% of total sales during the three months ended March 31, 2018 and 2017.

Customer concentrations

For the three months ended March 31, 2018, three customers accounted for approximately 54.5% of total sales (24.0%, 19.7%, and 10.8%, respectively). A reduction in sales from or loss of such customers would have a material adverse effect on the Company's consolidated results of operations and financial condition.

Vendor concentrations

Generally, the Company purchases substantially all of its inventory from two suppliers. The loss of these suppliers may have a material adverse effect on the Company's consolidated results of operations and financial condition. However, the Company believes that, if necessary, alternate vendors could supply similar products in adequate quantities to avoid material disruptions to operations.